Exhibit 99.1

Aquinox R&D Day February 9, 2018 David Main President & CEO

Forward Looking Statements/ Safe Harbor This presentation and the accompanying oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation and the accompanying oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “might,” “approximately,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation and the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for rosiptor (AQX-1125) and our future product candidates, our intellectual property position, the degree of clinical utility of rosiptor and our future product candidates, particularly in specific patient populations, our ability to develop commercial functions, expectations regarding clinical trial data, our results of operations, cash needs, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. In evaluating these statements, you should specifically consider various factors, including the risks outlined under the caption “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarter-end ended Sept 30, 2017, which we filed with the Securities and Exchange Commission (“SEC”) on November 8, 2017 and other reports and filings we will make with the SEC from time to time. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Aquinox 2

Agenda Overview of IC/BPS Diagnosis & Treatment Landscape Dr. Phillip Hanno, Stanford University Dept. of Urology Dr. Hanno Q & A IC/BPS Clinical Program Update: Barbara Troupin, MD, MBA - Aquinox CMO, VP Clinical Development & Regulatory Affairs IC/BPS Commercial Landscape & Opportunity: Abigail Jenkins -Chief Commercial Officer & US Business Head Open Lunch Aquinox 3

Aquinox Pharmaceuticals, Inc. Founded 2006; Founder/CEO David Main NASDAQ 2014: AQXP Aquinox is discovering and developing novel drug candidates to treat inflammation, inflammatory pain, & blood cancers: Primary focus is anti-inflammatory product candidates targeting SHIP1 As of 2017: 50+ employees and growing Vancouver, BC 2 locations: Vancouver, BC and San Bruno, CA San Bruno, CA Aquinox Aquinox 4

Aquinox Summary Well capitalized into 2019 First-in-Class drug targeting novel enzyme (SHIP1) with broad anti-inflammatory potential Lead disease indication: Rosiptor (AQX-1125) for Interstitial Cystitis / Bladder Pain Syndrome (IC/BPS) Encouraging Phase 2 results in IC/BPS; published in Journal of Urology in 2016 Competitive advantage in IC/BPS; large, underserved market, suitable for independent commercialization in the US with RoW partner Achieved Enrollment Target of 300 Females in Phase 3 Clinical Trial Top-Line Data Expected Q3 2018 Aquinox 5

Prospective Near-Term Milestones Near-term Data, Expanded Market Opportunities and Pipeline Advancement Publication of LEADERSHIP 201 Data S Initiation of Ethnobridging Trial (Q1 2018) Initiation of IC/BPS - LEADERSHIP 301 S Initiation of Drug/Drug Interaction Trial (Q1 2018) Complete ADME Trial S LEADERSHIP 301 Last Patient Randomized (Q1 2018) Initiate Carcinogenicity Studies S CP/CPPS Phase 2 Trial 1st Patient Randomized (Early 2018) FDA Advisory Committee Meeting on IC/BPS S LEADERSHIP 301 Top-Line Data (Q3 2018) Aquinox 6

Dr. Philip Hanno Clinical Professor of Urology at Stanford University Specializes in the treatment of urologic chronic pain syndromes including IC/BPS and CP/CPPS Extensively published (over 100 publications) Editor of multiple books on IC/BPS: most recently the 2018 Bladder Pain Syndrome -An Evolution published by Springer International Relevant experience Former Chairman of Urology at Temple University School of Medicine Former medical officer for the FDA Co-chair of the Medical Advisory Board of the Interstitial Cystitis Association (ICA) Executive board of the International Society for the Study of Bladder Pain Syndrome (ESSIC) Chair of the IC/BPS Guideline Committee of the AUA Aquinox 7

Aquinox IC/BPS Rosiptor Clinical Program Update February 9, 2018 Barbara Troupin, MD, MBA CMO, VP Clinical Development & Regulatory Affairs

Rosiptor (AQX-1125) & Leadership 201

Rosiptor Overview: A Novel, First-in-Class Anti-Inflammatory Therapy First-in-Class SHIP1 activator with broad anti-inflammatory potential Favorable ADME profile in humans Once-daily oral administration High oral bioavailability; minimal metabolism - Predominantly eliminated through renal clearance as rosiptor T1/2= 21 hours, Tmax= 1.25 hours Dose proportional PK, no food effect Well tolerated in 8 completed clinical trials More than 395 subjects dosed to date Aquinox 10

Phase 2 LEADERSHIP Trial: A Comprehensive IC/BPS Trial Population and entry demographics: 69 female patients across US and Canadian sites with moderate to severe IC/BPS symptoms: Mean bladder pain >5/10 Mean BPIC-SS and O’Leary Sant ICSI/PI symptom scores >19 and >8, respectively On background medication (excluding opioids) Primary endpoint: Reduction of average daily bladder pain at 6 weeks with once daily rosiptor (AQX-1125) vs. placebo Pre-specified secondary endpoints: Maximum daily bladder pain based on an 11-point NRS recorded by eDiary Average and maximum daily bladder pain score measured by 11-point NRS recorded at clinic Multiple urological and QoL symptom assessments (O’Leary-Sant ICSI/PI, BPIC-SS) Voiding frequency over a 24-hour period Safety, pharmacokinetics IC/BPS=interstitial cystitis/bladder pain syndrome; BPIC-SS=Bladder Pain/Interstitial Cystitis Symptom Score; ICSI=interstitial cystitis symptom index; ICPI=interstitial cystitis problem index; NRS=numerical rating scale; QoL=quality of life Nickel JC, et al. J Urol. 2016;196(3):747-754 Aquinox 11

Rosiptor Reduced Maximum Daily Bladder Pain Over 6 Weeks 10 Week Follow-up -1.0 -1.3 -2.3 -2.6 -1.4 Follow-up 0 -0.5 -1.0 -1 -1.3 -1.4 -1.4 -1.5 -1.7 -1.8 -2 P=0.115 -2.3 -2.6 P=0.434 -2.5 P=0.060 -3 P=0.030 -3.5 Baseline 2 Weeks 4 Weeks 6 Weeks 10 Week Follow-up Based on 11-point NRS recorded with an e-diary Adapted from Nickel JC, et al. J Urol. 2016;196(3):747-754 Aquinox 12

Rosiptor: Significant Improvement in Secondary Endpoints at Week 6 1 Endpoint Placebo (N=32) Rosiptor 200 mg (N=37) Difference in LS Mean Rosiptor-placebo P value 1 BLADDER PAIN (11-POINT NRS, CLINIC) Average daily pain -1.1 -2.6 -1.6 0.008 Maximum daily pain -1.1 -2.8 -1.6 0.028 SYMPTOM QUESTIONNAIRES O’Leary-Sant IC Symptom Index (ICSI) -1.4 -3.8 -2.7 0.005 O’Leary-Sant IC Problem Index (ICPI) -1.6 -3.6 -2.5 0.014 Combined O’Leary-Sant ICSI/ICPI -3.0 -7.3 -5.1 0.007 BPIC-SS -4.0 -8.8 -5.4 0.011 VOIDING FREQUENCY Number of Voids/24h (e-diary) -0.8 -3.6 -2.8 0.040 Nickel JC, et al. J Urol. 2016;196(3):747-754 Aquinox 13

\Rosiptor Demonstrated Similar AE Profile to Placebo in Phase 2 Trials LEADERSHIP 201 COMBINED SAFETY DATA IC/BPS (6-week dosing) Three Phase 2 Trials (LEADERSHIP 201, KINSHIP, FLAGSHIP) Placebo N=32 n (%) Rosiptor N=37 n (%) Placebo N=260 n (%) Rosiptor N=263 n (%) TEAE 25 (78) 19 (51) 143 (55) 148 (56) GI Disorders 11 (34) 11 (30) 42 (16) 54 (21) Eye Disorders 3 (9) 2 (5) 25 (10) 18 (7) SAEs 0 (0) 0 (0) 18 (7) 12 (5) Deaths 0 (0) 0 (0) 1 (0.4) 1 (0.4) TEAEs Leading to Discontinuation 1 (3) 2 (5) 12 (5) 15 (6) Nonclinical studies showed lens changes in animals, which led us to conduct ocular monitoring in clinical trials Monitoring includes slit lamp biomicroscopy, visual acuity, intraocular pressure There was no substantial difference in observations at the ophthalmic examination between rosiptor and placebo or between start and end of the 6-week treatment period of the LEADERSHIP 201 trial AE=adverse events; GI=gastrointestinal; SAE=serious adverse events; TEAE=treatment emergent adverse events Nickel JC, et al. J Urol. 2016;196(3):747-754 Aquinox 14

LEADERSHIP 301 Update

LEADERSHIP 301: Assessing Bladder Pain and Urinary Symptoms 12-week treatment period followed by 52-week extension period Primary endpoint: Change from baseline at Week 12 in the maximum daily bladder pain score based on an 11-point NRS recorded by e-diary Key secondary endpoints: Change from baseline at Week 12 for the following: Voiding frequency over a 24-hour period BPIC-SS Subjects’ Global Response Assessment (GRA) at Week 12 AEs over 12-week treatment period followed by 52-week extension period Aquinox 16

LEADERSHIP 301: Initiated in September 2016 Screening (up to 2 or 6 Weeks) Treatment Period (12 Weeks) Topline Results Extension Period (52 Weeks) Follow-up Period Safety Follow-Up Visit (4 weeks post-dose) Follow-Up Telephone Call (3 months post-dose) Ophthalmic Safety Follow-Up Visit (6 months post-dose) Rosiptor 200 mg Rosiptor 100 mg Rosiptor 200 mg Rosiptor 100 mg Rosiptor 200 mg Rosiptor 100 mg Placebo Randomization (1:1:1) Day - Day -28/- Day -14 Day 1 Day 42 Day 84 Day 126 Day 182 Day 238 Day 294 Day 364 Day 448 Day 476 Day 539 Day 630 42 14 (±3) Baseline (±3) (±3) (±7) (±7) (±7) (±7) (±7) (±7) (±7) (±7) Visit 12 (±3) Visit 1 Visit 2 Visit 3 Visit 4 Visit 5 Visit 6 Visit 7 Visit 8 Visit 9 Visit 10 Visit 11 Phone Ophthalmic Visit 1 Visit 1a (Follow-up) Visit - 11a Assessment subjects not subjects requiring a requiring a cystoscopy cystoscopy Extension period will Visit 1 Visit 1a subjects requiring a cystoscopy subjects not requiring a cystoscopy afford all patients treatment with rosiptor Aquinox 17

LEADERSHIP 301: Enrollment Update (As of February 6, 2018) 410 Patients Enrolled 322 (79%) Females (Target Enrollment was 300) 88 (21%) Males 297 (72%) Through Treatment Period 63% Have Transitioned into Extension Period 129 Trial Sites 12 Countries 57% of Sites in North America ~50% Screen Failures (consistent with LEADERSHIP 201) < 9% Dropouts in Treatment Period (consistent with LEADERSHIP 201) Topline Data Expected Q3 2018 Data on File, AQX 2017 Aquinox 18

Blinded LEADERSHIP 301 Baseline Data (As of December 31, 2017)

	North America		Europe	
	Female (N = 148)	All subjects (N =188)	Female (N = 126)	All subjects (N =163)
Age (years; mean ± SD)	48.9 ± 13.5	50.1 ± 13.7	51.3 ± 16.5	50.9 ± 16.3
Race, White (n, %)	129 (87.2)	168 (89.4)	124 (98.4)	161 (98.8)
Duration of Diagnosis (months; mean ± SD)	66.7 ± 60.2	63.5 ± 59.5	35.3 ± 42.2	35.1 ± 42.4
Hunner Lesions (%)	8.1	11.7	30.2	28.2
NRS Average Pain (mean ± SD)	6.3 ± 1.0	6.3 ± 1.0	6.4 ± 1.0	6.4 ± 0.9
BPIC-SS (mean ± SD)	28.8 ± 4.5	28.8 ± 4.4	27.1 ± 4.2	26.5 ± 4.3
ICPI (mean ± SD)	12.5 ± 2.6	12.6 ± 2.6	12.7 ± 2.3	12.5 ± 2.3
ICSI (mean ± SD)	14.4 ± 3.3	14.5 ± 3.2	13.9 ± 3.0	13.7 ± 3.0
Voids per 24hrs (mean ± SD)	18.5 ± 9.7	18.9 ± 10.0	18.3 ± 10.7	17.6 ± 9.8

Total N includes all randomized subjects as of 31-Dec-2017; n for individual parameters may vary
Aquinox Data on File 2018

Aquinox | 19

LEADERSHIP 301 Topline Data Preview

Powering Assumptions for LEADERSHIP 301 Trial has 90% power to detect a 1-point difference in the change from baseline in maximum daily bladder pain between rosiptor and placebo in female subjects with a two-sided 0.05 alpha Aquinox 21

The change from Baseline (Visit 2) at Week 12 (Visit 4) for rosiptor 100 mg or 200 mg, compared to placebo in the maximum daily bladder pain score based on a standardized 11-point NRS recorded by e-diary as measured by the mean of the maximum bladder pain scores recorded once daily for a minimum of 5 of the 7 days prior to each visit Aquinox 22

11-Point NRS for Bladder Pain Daily assessment of bladder pain using an electronic diary 11-point scale, responses of 0 to 10 Assessment of average and maximum (worst) bladder pain evening diary Please assess your average and worst bladder pain for each day on a scale from 0-10 0= No pain 10 = Pain As bad as you can imagine Welcome to the evening diary Please complete your assessment in the evening at approximately the same time 1.What number would you give your average pain over the last 24 hours Back Next Back Next 0 1 2 3 4 5 6 7 8 9 10 0 1 2 3 4 5 6 7 8 9 10 2.What number would you give your worst pain over the last 24 hours Aquinox 23

Primary Analysis (ITT) Repeated measures analysis of change from baseline at Week 12 (female subjects only) Two step process Step 1: Global test Placebo vs rosiptor 100 mg vs rosiptor 200 mg treatment arms Step 2: If global test is significant, two pairwise comparisons Placebo vs rosiptor 100 mg and placebo vs rosiptor 200 mg At least one of these two comparisons must also be significant to have a successful trial By first doing the global test, we preclude the need for any alpha adjustment, and all p-values are compared to an alpha of 0.050 ITT=intent to treat Aquinox 24

Primary Analysis Primary analysis in females will be stratified by Hunner lesion status Randomization is stratified by sex (male, female) and Hunner lesion status (present, absent) Aquinox 25

Secondary Endpoints - Female Subjects (ITT) The change from Baseline (Visit 2) at Week 12 (Visit 4) for rosiptor 100 mg or 200 mg compared to placebo in the following: Voiding frequency (24-hour period) BPIC-SS Overall response to treatment for rosiptor 100 mg or 200 mg compared to placebo as measured by the subject’s GRA at Week 12 Aquinox 26

Assessment of Urinary Frequency For a 24-hour period prior to a scheduled trial visit, subjects are asked to complete a diary For each urination, they are asked whether the need to void woke them from sleep Urination Diary welcome to the urination diary your urination diary is now available for input. Please complete the diary each time you urinate from the time you got up this morning and for the next 24 hours. Urination Diary info for this urination, did the need to urinate wake you from sleep? If you forget to report a urination, please record it as soon as possible. Back next There are no urinations reported yet.report urination date time nothing further to report Aquinox 27

Bladder Pain/Interstitial Cystitis Symptom Score (BPIC-SS) Developed and validated as a clinical screening tool 8 questions about urinary symptoms and bladder pain over past 7 days Questions 1-5 pain and symptoms Questions 6-7 bother Question 8 worst bladder pain (based on 11-point NRS) Total Score up to 38 points Bladder PainZ Interstitial Cystitis Symptom Score (BPIC-SS) When answering the following questions, please think about the PAST 7 DAYS Never Rarely Sometimes Most of the time Always In the past 7 days when you urinated, how often was it because of pain in your bladder? li„ -I, L_, lj3 u* 2. In the past 7 days, how often did you still feel the need to urinate just after you urinated? LI, -Ir Lls lj3 Ul, 3. In the past 7 days, how often did you urinate to avoid pain in your bladder from getting worse? lj„ -I, u. lj3 I* 4. In the past 7 days, how often did you have a feeling of pressure in your bladder? li -I, L_, lj3 U* 5. In the past 7 days, how often did you have pain in your bladder? u. -If u, lj3 L. Not at all A little Somewhat Moderately A great deal 6. In the past 7 days, how bothered were you by frequent urination during the daytime? LI, -If L: u3 Ul< 7. In the past 7 days how bothered were you by having to get up during the night to urinate? u. -If u. lj3 I* No bladder Pain Worst possible bladder pain I- l_ 1- 1- u LI u L L U L 0 1 2 3 4 5 6 7 8 9 10 8. Select the number that best descnbes your worst bladder pain in the past 7 days : To be : completed : by study t staff Add the scores for each question together to give a total BPIC-SS score TOTAL SCORE = Total score ranges from 0 - 38. A total score can only be calculated if ALL questions are completed by the patient Aquinox 28

Bladder Pain/Interstitial Cystitis Symptom Score (BPIC-SS) Developed and validated as a clinical screening tool 8 questions about urinary symptoms and bladder pain over past 7 days Questions 1-5 pain and symptoms Questions 6-7 bother Question 8 worst bladder pain (based on 11-point NRS) Total Score up to 38 points In the past 7 days when you urinated, how often was it because of pain in your bladder? In the past 7 days, how often did you still feel the need to urinate just after you urinated? In the past 7 days, how often did you urinate to avoid pain in your bladder from getting worse? In the past 7 days, how often did you have a feeling of pressure in your bladder? In the past 7 days, how often did you have pain in your bladder? In the past 7 days, how bothered were you by frequent urination during the daytime? In the past 7 days, how bothered were you having to get up during the night to urinate? Aquinox 29

Global Response Assessment (GRA) Answered one time at Week 12 to assess subject’s perception of symptoms as a result of treatment Used to assess clinical meaningfulness of the change in bladder pain and symptom scores As compared to when you started the study drug, how would you rate your interstitial cystitis symptoms now?” Markedly worse Moderately worse Slightly worse No change Slightly improved Moderately improved Markedly improved Aquinox 30

Topline Tables, Listings, and Figures

LEADERSHIP 301 Topline Data Topline results (first tranche of data) Disposition -females Baseline characteristics in females Percentage of subjects with Hunner lesions Percentage of subjects by region Confirm success of trial Defined as meeting primary objective of reducing maximum daily pain (using NRS) from baseline at Week 12 in females (ITT) Confirm safety in females (topline safety: AEs, SAEs) Assess key secondary endpoints in females (ITT) Voiding frequency, change from baseline at Week 12 BPIC-SS, change from baseline at Week 12 GRA at Week 12 Aquinox 32

Recent FDA Division of Bone, Reproductive, and Urology Products Advisory Committee (BRUDAC) Meeting December 7th, 2017 Aquinox

Key Take-Aways - Aquinox Interpretation Patient population - Can IC and BPS patients be studied together in the same study? 15 to 0 vote in favor of studying together Patient selection and definition based on symptom presentation Clinical presentation of patients with and without Hunner lesions is indistinguishable Pain as the Primary Endpoint Acknowledgement of bladder pain as the most bothersome and most impactful symptom Value in having other supportive data, but not required as coprimary endpoint Endpoint measures (pain NRS) described as appropriate for this broad population Aquinox believes this was a very positive outcome for the company Key take-aways from BRUDAC minutes are consistent with LEADERSHIP 301 trial design Aquinox 34

Areas Still to be Discussed with the Division Regional enrollment BRUDAC minutes state AUA or ESSIC guidelines are appropriate with regards to patient identification and diagnosis Follow-on discussion will be informed by LEADERSHIP 301 data 24 weeks to assess efficacy Precedent from both the DAAAP Guidance document on development of analgesic therapeutics and IMMPACT recommendations support 12-week trials for chronic pain indications Role of baseline assessment of Hunner lesions Can be collected through cystoscopy; BRUDAC minutes did not state requirement for cystoscopy with hydrodistention If LEADERSHIP 301 data support no difference in treatment effect, may be able to minimize need to identify Hunner lesions in future trials DAAAP=division of anesthesia, analgesia, and addition products; IMMPACT=initiative on methods, measurement, and pain assessment in clinical trials; AUA=American Urological Association Hanno PM, et al. AUA Guideline. J Urol. 2014;1-45; Van de Merwe JP, et al. Available at: http://www.essic.eu/pdf/ESSICconsensus2007.pdf; FDA Guidance for Industry Analgesic Indications: Developing drugs and biological products, draft guidance. 2014; Dworkin RH, et al. Pain. 2010;149:177-193 Aquinox 35

Additional Agency Engagements to Support Rosiptor Development Final input into pivotal safety and efficacy trial designs/durations Final input into primary and secondary endpoints, endpoint measures Proposed clinical pharmacology package Input to support the clinical database for ocular safety due to the nonclinical finding of lens opacification in female rats In completed human clinical trials to date, no difference observed between active and placebo arms Ocular safety data throughout and post-final dose of the currently planned trials will be collected Final design/duration to be confirmed with Division Once LEADERSHIP 301 data available, we plan to re-engage with Division to gain further clarity Aquinox 36

Additional Agency Engagements to Complete Rosiptor Development Confirmation of ICH Safety numbers for NDA submission As a first-in-class NCE, compliance with ICH-E1 Guidance for a full safety database expected ICH Exposure Requirements (Minimum) Current Accruals (includes all doses, indications) All Doses / durations (N=1500) [Note: for chronic use indication, total should include only subjects exposed in multiple dose studies] Completed Clinical Trials: ~350 Ongoing Clinical Trials: ~425 from 301 and ~100 from other trials 6 Months with dose intended for clinical use (n=300-600) ~135-270 from 301 12 months with dose intended for clinical use (n=100) ~135-270 from 301 ICH=International Council for Harmonisation of Technical Requirements for Pharmaceuticals for Human use; NDA=new drug application; NCE=new chemical entity Aquinox 37

IC/BPS Rosiptor Clinical Program Summary LEADERSHIP 301 has achieved the enrollment target of 300 female subjects Topline data on track for Q3 2018 release As of December 31, 2017, baseline demographics and characteristics largely consistent between North America and Europe BRUDAC meeting minutes consistent with LEADERSHIP 301 trial design Aquinox will engage in further discussion with Division to gain input and further clarity on trial design to ensure all requirements met, including ICH numbers Aquinox

IC/BPS Commercial Landscape & Opportunity February 9, 2018 Abigail Jenkins Chief Commercial Officer & US Business Head Aquinox 39

Forward Looking Statements/ Safe Harbor This presentation and the accompanying oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation and the accompanying oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “might,” “approximately,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation and the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for rosiptor (AQX-1125) and our future product candidates, our intellectual property position, the degree of clinical utility of rosiptor and our future product candidates, particularly in specific patient populations, our ability to develop commercial functions, expectations regarding clinical trial data, our results of operations, cash needs, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. In evaluating these statements, you should specifically consider various factors, including the risks outlined under the caption “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarter-end ended Sept 30, 2017, which we filed with the Securities and Exchange Commission (“SEC”) on November 8, 2017 and other reports and filings we will make with the SEC from time to time. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Aquinox 40

IC/BPS Market Offers an Excellent Growth Opportunity 5.5M ~5.5M Number of Patients ~4.4M Commercial Increase Diagnosis Opportunities & Treatment Exist to ~1M 1M Est. Diagnosed Est. Treated* Est. Treatable Est. Prevalence by Population1,2 Population1-3 Population3-5 IC/BPS Symptoms w/Rule-Outs4,5 w/Rule-Outs4,5 *Treatment includes prescription medications, procedures, physical therapy and over the counter (OTC) products 1. Clemens J, Payne C, Pace J. J.Urol 2005 (173); 2. Jones CA, Nyberg L. 1997;49(5A suppl):2-9; 3. Aquinox Analysis, AQX 2017; 4. Berry SH, Elliott MN, Suttorp M, et al. J Urol 2011; 186: 540-544; 5. Suskind AM, Berry SH, Ewing BA, Elliott MN, Suttorp MJ, Clemens JQ. J Urol 2013; 189: 141-145 Aquinox 41

There is an Apparent Disconnect Between Patients and HCPs in Their Interactions While Patients Are Comfortable Sharing Their Symptoms, They Generally Do Not Discuss Their Emotional Turmoil What HCPs Say They Hear from Patients. How Patients Experience and Feel About IC/BPS... Damages personal relationships Primary physical symptoms Disrupts sexual intimacy Inconvenient and difficult Feel trapped Frustrating Lack of understanding and empathy Possibly driven to brink of suicide Aquinox Sponsored Market Research Source: Aquinox 42

HCPs Approach Diagnosis Inconsistently and Through Their Own Lens Conditions Most Commonly Ruled Out by Specialty - UTI is Only Overlap for All HCPs PCP OB/GYN Urologist UTI UTI UTI - OAB STD OAB STD Endometriosis Prostatitis Endometriosis Vaginitis Bladder cancer/ Cysts/ Prostatitis Vulvodynia Fibroids Fibromyalgia Ovarian or uterine cysts, fibroids, or cancer Pelvic floor dysfunction/ Inflammatory disease Kidney cancer Kidney or bladder stones Urethritis Source: Aquinox Sponsored Market Research Aquinox 43

HCPs and Patients Are Skeptical and Lack Confidence as They Face No Set Treatment Algorithm, Numerous Options and Limited Efficacy Recommended in Various Orders and Combinations Opioids Pyridium/ Muscle Relaxants OAB Meds NSAIDs Anticonvulsants or Nerve Pain Meds Antihistamines Antispasmodics Often Recommended Antidepressants Tricyclic Instillations Bladder In Combo with Oral Meds Elmiron Treatments Hydrodistention Therapy Physical Botox Often Less Common, Recommended First But Still Used Diet Lifestyle and Interstim Device Source: Aquinox Sponsored Market Research Aquinox 44

Few Clinically Effective and/or FDA Approved Treatment Options First-Line Treatments AUA Guidelines General relaxation/stress management Pain management Patient education Self-care/behavioral modification Second-Line Treatments Only 4 Oral Options Recommended Appropriate manual physical therapy techniques Oral: amitriptyline, cimetidine, hydroxyzine, or Elmiron® Intravesical: DMSO, heparin, or lidocaine Pain management Third, Fourth, Fifth, & Sixth-Line Treatments Additional treatment options to consider depending on symptom severity, clinician judgement, and patient preferences Adapted from Hanno PM, Burks DA, Clemens JQ et al. American Urological Association (AUA) Guideline. Approved September 2014. Aquinox 45

Significant Opportunity to Improve Treatment Paradigm Elmiron® (PPS), the only oral product indicated for IC/BPS, has many limiting attributes: Limited efficacy in clinical trials and practice TID dosing Unpleasant side effect profile Delayed symptom improvement if patient responds (~3 months) Low adherence/persistence rates1 Elmiron is the most frequently prescribed IC/BPS treatment with ~340K total prescriptions in the U.S. & ~$300M in U.S. revenues* 1. Hanno PM. Urology. 1997;49(suppl 5A):93-99. * IQVIA (formerly IMS) data, FY 2016; IC/BPS only not other uses Aquinox 46

Most Elmiron® Patients Are Commercially-Insured Females Who Fill Just One Script Key Characteristics of Elmiron Patients (2016) 88% Female ~40K new prescriptions (NRx) for Elmiron /yr. 30% of patients abandon their NRxat retail, mostly due to high OOP* costs Avg. copay is $85-$100 Key Characteristics of Elmiron Scripts (2016) 30 days supply 90 days supply Commercial Medicare 85% 7% 61% Most NRx do not progress to a refill Female 88% Age 35–54 37% Age 65+ 26% “One and done” patients 52% 30 days supply 85% 90 days supply 7% Commercial 61% Medicare 24% Business heavily concentrated in Commercial; Medicare is higher than expected Elmironis not tightly managed by payers; competition will likely change the IC/BPS access landscape 24% *OOP = “Out of Pocket”, Source: Aquinox Analysis Aquinox 47

Elmiron® Persistence is Low; Nearly 70% of Elmiron Patients Have Discontinued Treatment by 90 Days Half of all Elmiron patients fill within 15 days suggesting patients are relatively adherent. However, among new patients, Elmiron refill rates drop off with half of all new users not filling beyond the 1st Rx indicating persistence challenges Gap Between Fills % of Elmiron Patients 15 Days (Median) ~25% >15 Days ~50% Average Rx/Patient/Year: 4 New Patient (44% of Patients): 2 Long-standing (56% of Patients): 5 180 Day Refill Rates for Elmiron New-to-Brand Patients 50% 0 ~25% Gap Between Fills % of Elmiron Patients 0 ~25% 50% 15 Days (Median) ~25% >15 Days ~50% 180 Day Refill Rates for Elmiron New-to-Brand Patients 100% 100% First Fill 75% of New Patients Drop-Off (%) 52% When Time 2nd Fill Filling 48% 50% Patients 25% 25% 32% 16% 9% 0% 1st Fill 60 Days 90 Days 120 Days 150 Days 180 Days Days Post First Fill Time between determined as end date - beginning date - days of supply divided by number of Rxs Source: Aquinox Analysis Days Post First Fill Aquinox 48

Prescription Usage Patterns Before/During/After Elmiron®: Opioids are Most Common Treatment

Before Elmiron



Patients (%)
Analgesics - Opioid
50%
Antidepressant*
41%
Analgesics - Anti-Inflammatory
33%
Antianxiety
29%
Urinary Antibiotics
28%
Anticonvulsants
23%
Urinary Antispasmodics
14%
Antihistamines
14%

During Elmiron



Patients (%)
Analgesics - Opioid
33%
Antidepressant
37%
Analgesics - Anti-Inflammatory
17%
Antianxiety
26%
Urinary Antibiotics
20%
Anticonvulsants
19%
Urinary Antispasmodics
13%
Antihistamines
6%

After Discontinuing Elmiron



Patients (%)
Analgesics - Opioid
43%
Antidepressant
40%
Analgesics - Anti-Inflammatory
31%
Antianxiety
29%
Urinary Antibiotics
19%
Anticonvulsants
23%
Urinary Antispasmodics
11%
Antihistamines
11%

Significant Reduction in Opioids with Alternative Treatment Option; However, Limited Efficacy Leads to Low Persistence, Causing Patients to Return to Opioids

Source: Aquinox Analysis; *Antidepressant category includes hydroxyzine; Anticonvulsants include drugs such as gabapentin

Aquinox | 49

From Market Research, Most HCPs Believe Rosiptor’s Potential Attributes Mostly Match What They’re Looking for in an IC/BPS Treatment HCPs Are Looking for a Once-a-Day, Effective, Oral Agent, with Low Side Effects and Good Safety Profile - Preferably One Which Will Provide Relief Fairly Quickly “Once a day drug that works well without the need for adjunct therapy.” - KOL (Uro/GYN) “Rather than procedures, I much prefer once a day or once a week pill, not multiple pills. It would work rather quickly and alleviate symptomology of IC. Want good side effect profile that’s readily available at a pharmacy with a co-pay.” - Uro Rosiptor’s Strengths, If Approved: Rosiptor’s Strengths, If Approved: Efficacy: Significant QD, oral, pill with 1st new product in reduction in simple dose 20 years indicated bladder pain regimen for IC/BPS underlying “Something problem…that that can target starts the to work in low a few side weeks. effects. Once ” a day, – PCP 1/day, “A pill with is little easiest, or no preferably side effects and works quickly.” – OB/GYN Source: Aquinox Sponsored Market Research. Aquinox 50

IDEA: Commercial Objectives for Rosiptor in IC/BPS Improve the understanding and increase awareness of IC/BPS Disrupt the current diagnosis and treatment paradigms for IC/BPS Establisha new standard of care with rosiptoras the foundation for chronic, daily treatment Assert Aquinoxleadership in IC/BPS

Rosiptor Strategic Imperatives for Commercialization 1 Increase Awareness Disease 2 AUA Evolution Guideline 3 Lay Rosiptor Foundation Success for Generate and publish data Support the creation of an Generate and publish data on that communicates medical updated treatment algorithm rosiptor and the SHIP 1 MOA and QoL impact of disease and lack of effective Generate and publish data Leverage key congresses to treatment options that supports rosiptor’s raise awareness of Aquinox, inclusion, ideally as 1st line IC/BPS, and rosiptor MOA and Increase diagnosis by driving oral therapy clinical data consistent diagnostic approach and creating for patient ID Improve patient/HCP dialogue

Urologists Will Be Key in Driving Diagnosis & Treatment Decisions Most commonly (60%) visited by patients seeking medical care for IC/BPS1 Most frequently diagnose IC/BPS (patient reported)2 Write ~60% of all prescriptions for IC/BPS1 Generate the highest volume of Elmiron® prescriptions Patients visiting a Urologist for IC/BPS leave with at least one prescription Aquinox is building relationships within the Urology community 1. IMS data 2016; 2. Aquinox Analysis

Aquinox is Committed to Raising Awareness for IC/BPS Building Relationships with Key Advocacy Groups Healthcare Provider Patient AUGS 1C Network YOU ARE NOT ALONE American Urogynecologic Society URODYNAMICS, FEMALE PELVIC MEDICINE & UROGENITAL RECONSTRUCTION Conquering 1C. Changing Lives. Interstitial Cystitis Association American Urology Association (AUA) / Urology Care Foundation (UCF)

Exploring Additional Opportunities with Rosiptor Potential Development with Rosiptor Expanding Urology Gastrointestinal